SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported), June 30, 2005

MANUGISTICS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-22154	52-1469385
(Commission File Number No.)	(IRS Employer Identification No.)

9715 Key West Avenue
Rockville, Maryland  20850

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(301) 255-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On June 30, 2005, the Company announced via press release the Company’s results for its first quarter ended May 31, 2005.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.  The information contained in Item 2.02 of this Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.  The information contained in this Item 2.02 and in the accompanying exhibit shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANUGISTICS GROUP, INC.
(Registrant)

Dated: June 30, 2005	By	/s/ Raghavan Rajaji
Raghavan Rajaji
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 30, 2005

MANUGISTICS GROUP, INC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP (1)

(in thousands, except per share data)

	Three Months Ended
	May 31,
	(Unaudited)
	2005	2004
REVENUE:
Software	$8,391	$10,368
Support	21,815	21,421
Services	14,681	17,558
Reimbursed expenses	1,770	2,236
Total revenue	46,657	51,583

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	4,468	3,914
Amortization of acquired technology	1,991	3,546
Cost of services and support	15,388	18,190
Cost of reimbursed expenses	1,770	2,236
Sales and marketing	11,208	15,240
Product development	7,498	8,328
General and administrative	5,268	6,014
Amortization of intangibles	1,663	1,662
Exit and disposal activities	427	(2,517)
Non-cash stock option compensation charge	—	120
Total operating expenses	49,681	56,733

OPERATING LOSS	(3,024)	(5,150)
OTHER EXPENSE, NET	(1,496)	(2,262)
LOSS BEFORE INCOME TAXES	(4,520)	(7,412)
PROVISION FOR INCOME TAXES	396	321
NET LOSS	$(4,916)	$(7,733)

BASIC AND DILUTED LOSS PER SHARE	$(0.06)	$(0.09)

SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION	82,109	81,819

(1) GAAP = Generally Accepted Accounting Principles

MANUGISTICS GROUP, INC AND SUBSIDIARIES

ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - NON - GAAP (1)

(in thousands, except per share data)

	Three Months Ended
	May 31,
	(Unaudited)
	2005	2004
REVENUE:
Software	$8,391	$10,368
Support	21,815	21,421
Services	14,681	17,558
Reimbursed expenses	1,770	2,236
Total revenue	46,657	51,583

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	4,468	3,914
Cost of services and support	15,388	18,190
Cost of reimbursed expenses	1,770	2,236
Sales and marketing	11,208	15,240
Product development	7,498	8,328
General and administrative	5,268	6,014
Total operating expenses	45,600	53,922

ADJUSTED OPERATING INCOME (LOSS)	1,057	(2,339)
OTHER EXPENSE, NET	(1,496)	(2,262)
ADJUSTED LOSS BEFORE INCOME TAXES	(439)	(4,601)
PROVISION FOR INCOME TAXES	396	321
ADJUSTED NET LOSS	$(835)	$(4,922)

BASIC AND DILUTED ADJUSTED LOSS PER SHARE	$(0.01)	$(0.06)

SHARES USED IN BASIC AND DILUTED ADJUSTED LOSS PER SHARE CALCULATION	82,109	81,819

(1)          The adjusted condensed consolidated statements of operations is a non-GAAP presentation of the Company’s financial performance that is intended to enhance the understanding of the results of operations. Please see the reconciliation to GAAP results that also accompanies this press release.

MANUGISTICS GROUP, INC AND SUBSIDIARIES

RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

THREE MONTHS ENDED MAY 31, 2005

(in thousands, except per share data)

(Unaudited)

	GAAP	Adjustments		Adjusted (1)
REVENUE:
Software	$8,391	$—		$8,391
Support	21,815	—		21,815
Services	14,681	—		14,681
Reimbursed expenses	1,770	—		1,770
Total revenue	46,657	—		46,657

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	4,468	—		4,468
Amortization of acquired technology	1,991	(1,991	)(a)	—
Cost of services and support	15,388	—		15,388
Cost of reimbursed expenses	1,770	—		1,770
Sales and marketing	11,208	—		11,208
Product development	7,498	—		7,498
General and administrative	5,268	—		5,268
Amortization of intangibles	1,663	(1,663	)(a)	—
Exit and disposal activities	427	(427	)(b)	—
Total operating expenses	49,681	(4,081)		45,600

OPERATING (LOSS) INCOME	(3,024)	4,081		1,057
OTHER EXPENSE, NET	(1,496)	—		(1,496)
LOSS BEFORE INCOME TAXES	(4,520)	4,081		(439)
PROVISION FOR INCOME TAXES	396	—		396
NET LOSS	$(4,916)	$4,081		$(835)

BASIC AND DILUTED LOSS PER SHARE	$(0.06)			$(0.01)

SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION	82,109			82,109

MANUGISTICS GROUP, INC AND SUBSIDIARIES

RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

THREE MONTHS ENDED MAY 31, 2004

(in thousands, except per share data)

(Unaudited)

	GAAP	Adjustments		Adjusted (1)
REVENUE:
Software	$10,368	$—		$10,368
Support	21,421	—		21,421
Services	17,558	—		17,558
Reimbursed expenses	2,236	—		2,236
Total revenue	51,583	—		51,583

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	3,914	—		3,914
Amortization of acquired technology	3,546	(3,546	)(a)	—
Cost of services and support	18,190	—		18,190
Cost of reimbursed expenses	2,236	—		2,236
Sales and marketing	15,240	—		15,240
Product development	8,328	—		8,328
General and administrative	6,014	—		6,014
Amortization of intangibles	1,662	(1,662	)(a)	—
Exit and disposal activities	(2,517)	2,517	(b)	—
Non-cash stock option compensation charge	120	(120	)(c)	—
Total operating expenses	56,733	(2,811)		53,922

OPERATING LOSS	(5,150)	2,811		(2,339)
OTHER EXPENSE, NET	(2,262)	—		(2,262)
LOSS BEFORE INCOME TAXES	(7,412)	2,811		(4,601)
PROVISION FOR INCOME TAXES	321	—		321
NET LOSS	$(7,733)	$2,811		$(4,922)

BASIC AND DILUTED LOSS PER SHARE	$(0.09)			$(0.06)

SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION	81,819			81,819

(1)          The adjusted financial information provided is a non-GAAP measure of the Company’s financial performance that is intended to enhance the understanding of the results of operations.

Footnotes:

(a)          Amortization of intangibles and acquired technology related to acquisitions.

(b)         Exit and disposal activities.

(c)          Non-cash stock option compensation charge.

MANUGISTICS GROUP, INC AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	May 31,	February 28,	May 31,
	2005	2005	2004
	(unaudited)	(unaudited)	(unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$75,579	$80,342	$106,939
Marketable securities	54,758	49,636	19,798
Total cash, cash equivalents and marketable securities	130,337	129,978	126,737

Accounts receivable, net	41,587	45,659	46,547
Other current assets	10,844	10,890	13,260
Total current assets	182,768	186,527	186,544

NONCURRENT ASSETS:
Property and equipment, net	14,999	15,795	22,482
Software development costs, net	12,747	14,390	14,060
Goodwill	185,631	185,658	185,479
Intangible and other assets, net	27,786	31,999	48,127
Long-term investments	2,960	5,911	22,000
TOTAL	$426,891	$440,280	$478,692

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$6,415	$7,117	$10,990
Accrued liabilities	26,293	30,704	26,806
Deferred revenue	42,038	43,173	41,792
Total current liabilities	74,746	80,994	79,588

NONCURRENT LIABILITIES:
Convertible debt	175,500	175,500	175,500
Long-term debt and capital leases	1,505	1,668	2,725
Other	15,861	17,372	11,849

STOCKHOLDERS’ EQUITY	159,279	164,746	209,030
TOTAL	$426,891	$440,280	$478,692

SUPPLEMENTAL BALANCE SHEET INFORMATION:
Total cash, cash equivalents, marketable securities and long-term investments	$133,297	$135,889	$148,737

MANUGISTICS GROUP, INC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	May 31,
	(Unaudited)
	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(4,916)	$(7,733)
Non-cash items	9,700	8,033
Changes in assets and liabilities	(4,193)	(1,314)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	591	(1,014)

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(433)	(2,064)
Capitalization/purchases of software	(1,056)	(2,570)
(Purchases) sales of marketable securities, net	(2,300)	28,943
Purchases of long-term investments, net	—	(13,001)
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES	(3,789)	11,308

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments - long-term debt, net	(812)	(628)
Proceeds from exercise of stock options and employee stock plan purchases	123	459
NET CASH USED IN FINANCING ACTIVITIES	(689)	(169)

EFFECTS OF EXCHANGE RATES ON CASH BALANCES	(876)	(745)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(4,763)	9,380
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	80,342	97,559
CASH AND CASH EQUIVALENTS, END OF PERIOD	$75,579	$106,939

MANUGISTICS GROUP, INC AND SUBSIDIARIES

SELECTED STATISTICAL INFORMATION

(in thousands, except DSO)

	Three Months Ended
	May 31,
	(Unaudited)
	2005	2004
Days sales outstanding (DSO) - accounts receivable, net	80	81

Product development costs, as reported	$7,498	$8,328
Capitalized software development costs	996	2,519
Gross product development costs	$8,494	$10,847
Gross product development costs - % of revenue	18.2%	21.0%

Capitalized software development costs	$996	$2,519
Amortization of capitalized software development costs	(2,638)	(2,683)
Net	$(1,642)	$(164)